ARIEL MUTUAL FUNDS Semi Annual Report--March 31, 1999  Ariel Fund - Ariel Appreciation Fund - Ariel Premier Bond Fund

One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The

                              THE PATIENT INVESTOR

Hare, who was much amused at the idea, said "Let's try and see..." When the time came both started off together... The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...

[GRAPHIC]
and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race.
Slow & steady wins the race.

ARIEL INVESTMENT TRUST
307 NORTH MICHIGAN AVENUE
SUITE 500
CHICAGO, ILLINOIS 60601
800.292.7435
312.726.0140
Fax 312.726.7473
                                TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRIBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


The Patient Investor                           2
Company in Focus                               6
Company Updates                                8
Ariel Equity Funds                            10
Schedule of Equity Investments                12
Equity Statistical Summary                    16
Ariel Bond Fund                               18
Schedule of Bond Investments                  21
Statement of Assts & Liabilities              26
Statement of Operations                       26
Statement of Changes in Net Assets            27
Financial Highlights                          28
Notes to the Financial Statements             30
Board of Trustees                             33


                                            SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVEST[GRAPHIC]R-Registered Trademark-


DEAR FELLOW SHAREHOLDER: For the three months ending March 31, 1999, the smaller companies of the Ariel Fund fell -7.6%. Meanwhile, the mid-sized companies of the Ariel Appreciation Fund came close to breaking even with a -0.8% return over the same three month period. With the euphoria of the Dow Jones Industrial Average's historic flight past the much trumpeted 10,000 mark on March 29, 1999, many assumed all was well on the investing front during the first quarter of the year. Certainly, this was the case for a chosen few of the largest publicly traded companies in the United States (as it has been for nearly 5 years now) as evidenced by the +5.0% gain of the Standard & Poor's 500 Index. But among the small and medium-sized issues, market performance continued to be remarkably bleak. Specifically, the Russell 2000 small company Index fell -5.4% for the three months while the Russell 2000 Value portfolio had an even tougher time with a -9.7% decline. And although the Russell Mid-Cap Index was comparatively better off with its -0.5% slip, the Russell Mid-Cap Value Index lost -3.1%.(1)

THE VALUE GAP


12 MONTH MUTUAL FUND RETURNS FOR THE PERIOD ENDING MARCH 31, 1999.

                                 Value           Growth
                                 -----           ------
 Large Cap                      +2.64%           +27.83%
 Mid Cap                        -9.14%            +8.39%
 Small Cap                     -23.37%            -8.86%

Source: Morningstar, Inc. as reported in THE NEW YORK TIMES (4/4/99).


They say a picture is worth a thousand words. Consequently, it comes as no surprise that volumes are now being written about the performance disparities shown above. As we too have discussed, the diverging returns of large and small companies have been a noteworthy phenomenon in recent years.


(1) The Funds' average annual returns and a description of the Russell 2000, Russell Mid Cap and Standard and Poor's 500 indices can be referenced on pages 10 and 11.

However, the staggering differential between various cap sizes and their respective growth and value strategies has resulted in an outpouring of speculation about the future of value investing. Few view the glass as half full. Instead, a storm cloud of negative sentiment dominates the financial pages. For example, the cover of the April 4, 1999 business section of THE NEW YORK TIMES asked, "What's Killing the Value Managers?" Similarly, the April 1999 cover of INSTITUTIONAL INVESTOR queries, "Value Investing: Can it rise from the ashes?"

IT'S ALWAYS DARKEST JUST BEFORE DAWN

In reading these alarmist articles, we are reminded of the 1982 cover story of BUSINESSWEEK that boldly pronounced the "Death of Equities." In hindsight, it is apparent this declaration came at the point of maximum pessimism--when plain vanilla money market funds were yielding 15% and stocks had all but been forgotten. At the time, the price/earnings multiple for the S&P 500 stood at 7 and the Dow Jones Industrial Average was lingering at 1000--having lost 5% of its value over the prior 5 years. Of course, the timing of the article marked the beginning of the strongest bull market in stock market history--a period during which the Dow made a spectacular 9,000 point climb to break through the gravity defying five-digit mark where it currently stands.

And so here we are with an unprecedented 51.2% gap between the 12 month performance of large cap growth (+27.83%) and small cap value (-23.37%) strategies--the relative valuation of the Russell 2000 versus the S&P 500 at an all time low. "A fire-and-ice market," according to THE WALL STREET JOURNAL. In the face of this unparalleled anomaly, investor reaction has been to scorn the overlooked issues and in turn embrace that which is wildly popular and widely held. As THE WALL STREET JOURNAL recently implored, "Forgive investors in `value' stock mutual funds if right now they feel like throwing their under-performing portfolios out the window." Not surprisingly, THE NEW YORK TIMES reports "so far in 1999, three quarters of the funds with the largest withdrawals have been value funds... [whereas] about 98% of the new money flowing into equity funds has gone to growth funds."

For the value managers--even some of the most committed of the lot--the strain is evident. One manager told THE NEW YORK TIMES, "It has been four years of basically crossing the desert." Another went a step further in stating, "The client pressure is just intense. People are starting to cave in." The "caving in" has come in the form of an overnight effort to "redefine" value. More specifically, there has been a breach from traditional value management whereby stocks are acquired at compelling prices after having been misunderstood, ignored or neglected by Wall Street investors. A new breed justifies ownership of pricier stocks that may in fact be widely held and quite popular on the basis of the manager's rationalization of the fair value of the business. As such, there are those who proclaim to be value buyers, but hold Wall Street favorites like America Online (NYSE: AOL) and Amazon.com (OTC: AMZN) based on a belief that these companies with their rich multiples are still selling at a discount to their long-term growth prospects.

RUMMAGING THROUGH THE WRECKAGE

In our view, this is a stretch. Rather than succumbing to group-think, we are holding firm to our contrarian perspective. Accordingly, we view the chasm between the haves and the have-nots as a unique opportunity to bargain shop for wonderful businesses with stellar management teams and solid franchises, selling at give-a-way prices. As we once read, "Behold the turtle. He makes progress only when he sticks his neck out." To that end, in the Ariel Fund, we bought more new stocks than we ever have in any one quarter of our firm's history. Specifically, the five new holdings included: Day Runner, Inc. (OTC: DAYR), a producer of paper-based organizers; Graco, Inc. (NYSE: GGG), a manufacturer of fluid control and dispensing systems; Grey Advertising Inc. (OTC: GREY), the world's sixth largest ad agency; an old favorite, Herman Miller, Inc. (OTC:
MLHR), the office furniture manufacturer; and Wesley Jessen Visioncare, Inc. (OTC: WJCO), a maker of specialty contact lenses. In exchange for the aforementioned issues, a number of fully valued securities were eliminated from the portfolio. These long-time winners included: Northern Trust Corp. (OTC:
NTRS), a leader in the bank trust and custody arenas; and Omnicom Group, Inc. (NYSE: OMC), one of the world's largest advertising agencies.

Meanwhile, in the Ariel Appreciation Fund, we sold our shares of Morton International, Inc. (NYSE: MII)--the specialty chemical and salt company--with the good news of the company's takeover by Rohm & Haas Co. (NYSE: ROH). These dollars were ultimately re-invested in a number of promising holdings. Among them were Equifax, Inc. (NYSE: EFX), the

[GRAPHICS]

credit reporting agency; Lee Enterprises (NYSE: LEE), the diversified media company; and Franklin Resources, Inc. (NYSE: BEN), the California-based mutual fund company.

With our portfolios currently selling at a 50% discount to the S&P 500, they are less expensive on a price/earnings multiple basis than we can ever recall. At the same time, our small and mid-sized companies are expected to grow 140% faster than the giants of the S&P. Against this backdrop, our convictions as genuine value managers are even stronger and we eagerly anticipate the day when rational heads will prevail and value will rise again.

As always, we welcome any questions or comments you may have. Likewise, we appreciate the opportunity to serve you.

Sincerely,

/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

DAY[GRAPHIC]RUNNER-Registered Trademark-
15295 ALTON PARKWAY
IRVINE, CA 92618
(714) 680-3500


COMPANY IN FOCUS

DAY RUNNER, INC. (OTC: DAYR) is a leading maker of paper-based organizers. With its organizers, planners, refills, software, wallboards, and accessories ranging in price from $4 to $150, Day Runner sells its products through 20,000 retailers, primarily office supply stores such as Office Depot (NYSE: ODP), OfficeMax (NYSE: OMX), and Staples (OTC: SPLS) as well as mass-marketers such as Wal-Mart (NYSE: WMT).

REASONS FOR RECOMMENDATION

STRONG POSITION IN A MARKET NICHE.

Day Runner is the clear leader in the mass-market distribution channel. With
12.5 million users, the company has the largest customer base compared to a COMBINED 11 million users for its two closest competitors, Day-Timer and Franklin Covey (NYSE: FC). Day Runner also has the most shelf-space, with 515,000 linear feet versus an estimated 220,000 for Day-Timer. In April of 1998, Wal-Mart celebrated Day Runner as "Vendor of the Year," indicating the company's strong relationship with retailers.

Day Runner's marketing skills will help it continue to deliver value added products to further strengthen its brand. For example, the company has an exclusive stationary license for the Star Wars movie trilogy. Management recently described the Star Wars rollout as the most successful new product introduction in the company's history. Additionally, Day Runner has expanded to Europe through the acquisition of Filofax, an internationally recognized organizer brand. This combination is especially appealing because there is little geographic overlap. Moreover, while Filofax has the reputation of a well-run company, it has been said to lack marketing creativity, whereas marketing is Day Runner's strength.

FAVORABLE ECONOMICS

The company's financial characteristics are attractive. During the last five years, return on shareholder equity has averaged over 22%. Gross profit margins are in excess of 50%. Since limited capital expenditures are required to grow operations, the business has attractive cash flow characteristics. Beginning in 1991, sales have grown at an average annual rate of 21%, the majority of which represents internal growth. Profits have grown 27% per year. This excellent performance has earned Day Runner a place on Forbes' 200 Best Small Companies list for five years running.

Prospects for the future are bright as well. According to management, the current market for organizer products is only 25% penetrated. In addition, the Filofax acquisition opens up international markets which previously comprised just 7% of sales. Lastly, Day Runner's largest customers are expanding retailers such as Wal-Mart and Office Depot. As these very successful firms grow both domestically and abroad, they carry Day Runner products with them.

DEDICATED MANAGEMENT COMMITTED TO BUILDING
SHAREHOLDER VALUE

Day Runner's top management has extensive industry experience. President and CEO, Jim Freeman, has held senior level marketing positions at consumer products leaders Procter & Gamble and Pillsbury. Prior to joining Day Runner, he was President of Stuart Hall Company where he tripled sales; the company was eventually acquired by Newell. Chief Operating Officer, Donnie Bottinelli, worked with Mr. Freeman at Stuart Hall and then analyzed the organizer industry while at Newell. He concluded Day Runner was best positioned among its competitors and seized the opportunity to work there with Freeman. Mark Vidovich, who is now Chairman, was CEO from 1986 to 1998. During this period, Day Runner's sales grew from $11 million to $168 million. He continues to work closely with Freeman and Bottinelli, with a focus on strategic issues. In our meetings, all three have shown the enthusiasm and intensity of aggressive entrepreneurs, and each has a significant portion of their net worth in the company. In fact, insiders own 33% of the shares outstanding (valued at an estimated $41 million), giving management incentive to enhance the stock price.

MARKET OVERREACTION CREATES COMPELLING VALUATION

Severe inventory tightening by the office superstores will cause Day Runner to fall short of investors' expectations in the company's 1999 fiscal year (ending in June). In addition, fears that electronic organizers will make paper-based products obsolete have also hurt the company. With this near-term outlook, the stock fell from a high of $25.50 to a low below $10. We view this harsh drop as a wonderful buying opportunity. Consumer sell-through has been strong, as point-of-sale data disclosed by the company shows sales increased 18% at Day Runner's top five customers. More importantly, we feel paper-based planners will remain the most time and cost efficient organizer product for mass consumers. We strongly recommend purchase at the current price.

COMPANY UPDATES

ECOLAB-Registered Trademark-
370 WABASHA STREET NORTH
ST. PAUL, MN 55102-1390
(651) 293-2233

ECOLAB INC. (NYSE: ECL) Long-time holding Ecolab remains an attractive stock for several reasons, including its market leadership, consistent operating record from its recurring revenue stream, favorable trends in the food service area, strong free cash flow and solid balance sheet. However, after a rapid rise in share price to the $41 level, we found it prudent to realize some of our gains as the market price began to approach reasonable valuations.

Ecolab continues to report solid results in its Institutional and Food and Beverage businesses. These core segments represent more than three-fourths of the company's domestic revenues. Drivers of growth include increased market share, new accounts, improved customer retention and new products and services. Moreover, the increased attention paid to food-borne illnesses, food safety and food handling is a constant driver of growth in these businesses.

Ecolab also continues to identify and consummate profitable niche acquisitions. This "Circle the Customer" strategy allows Ecolab to continue to meet customer needs for more products and services. Recent acquisitions include Blue Coral soaps and detergents and GCS Service, a provider of food service equipment service.

Positive feedback from Ecolab's corporate customers magnifies our enthusiasm about the company and its prospects. Although we remain excited about fundmentals, investors could consider taking profits at these levels.


AMERICAN MEDIA, INC.
600 EAST COAST AVENUE
LANTANA, FL 33464
(561) 540-1000

AMERICAN MEDIA, INC. (NYSE: ENQ) After several months of speculation, inquiring minds read in February that Evercore Capital Partners would be the new owners of American Media, whose core publications include the NATIONAL ENQUIRER and STAR MAGAZINE. Evercore, a New York investment firm headed by former Deputy Treasury Secretary Roger Altman, offered to purchase American Media for $7 a share, or $767 million in cash and assumed debt. The purchase price represents a premium of 47% from the low earlier this year of $4.75. Since 51 percent owner Boston Ventures has already approved the terms of the deal and voted its shares accordingly, the deal should close in early May.

The transaction multiple of 8.2 times fiscal 1999 enterprise value to operating cash flow (adjusted for the recent divestiture of American Media's soap opera publications), falls at the low end of comparable transaction multiples in the publishing industry in recent periods. As such, we were somewhat disappointed by the purchase price given the company's market leadership, its above average returns on capital and its significant generation of free cash flow. Additionally, its fundamentals were beginning to show signs of improvement, particularly in both circulation and advertising. We are excited, however, about the opportunity to invest the proceeds in some of our newer, undervalued investment ideas.

We recommend investors tender their shares.

[LOGO] HERMAN MILLER
855 EAST MAIN AVENUE
ZEELAND, MI 49464
(616) 654-3000

HERMAN MILLER, INC. (OTC: MLHR) We recently re-established a position in this leading office furniture manufacturer. As you may recall, Herman Miller had been a core holding for over 10 years (first purchase was June of 1988 at a split-adjusted price of $5.90 per share) until we sold our position last spring in the $30-35 range. At the time, Herman Miller's business was performing superbly. But as momentum investors extrapolated an unsustainable growth rate for the company well into the future, the stock was propelled to a price realm of excessive optimism. The sale of our position was thus purely based on valuation and in no way reflected poorly on the management or the company's competitive position.

In recent periods, as growth in the office furniture and interior furnishings industry slowed, investors who purchased Herman Miller's stock just months earlier began to exit in droves. As such, the valuation of the stock retreated significantly. As natural contrarians, we have decided to use this buying opportunity to re-initiate a position in a great franchise. Herman Miller continues to earn very attractive rates of return and generate significant levels of free cash flow despite a more difficult operating environment.

Now trading at $18.25, we believe Herman Miller currently offers an excellent opportunity for long-term investors to purchase an industry leader at a compelling valuation.


WHITMAN
3501 ALGONQUIN ROAD
ROLLING MEADOWS, IL 60008
(847) 818-5000

WHITMAN CORP. (NYSE: WH) Although we are disappointed with Whitman's year-to-date stock performance, we are highly optimistic about its prospects as a newly minted PepsiCo "anchor bottler." At current levels, the business trades at an attractive valuation on an operating cash flow basis. Recent actions indicate management's agreement with our analysis. Earlier this year, the company repurchased 11.6 million shares for $221.4 million, or an average price of $19.

In late January, Whitman announced a new business relationship with PepsiCo. In essence, Whitman will become one of a select few PepsiCo anchor bottlers worldwide. Whitman will swap some domestic and international territories with PepsiCo. The transactions should be consummated during the second quarter. In addition, PepsiCo will become a 35% owner in the new Whitman.

Considerable opportunity awaits Whitman both in domestic and international markets. We expect Whitman to pursue domestic acquisitions of less efficient independent PepsiCo bottlers as the industry consolidates. Additionally, Whitman should benefit from its investments in the cold drink channel with the increased placements of vending machines and coolers. The full-service vending segment has the highest margins of any distribution channel. It is the fastest growing and most profitable division of the beverage industry. We recommend investors initiate a position at current price levels.


[GRAPHIC]

ARIEL EQUITY FUNDS
TEN LARGEST HOLDINGS
as of March 31, 1999

1  HASBRO, INC.
   Prominent toy manufacturer

2  SPECIALTY EQUIPMENT
   Manufacturer of commercial and institutional food service equipment

3  ROUSE CO.
   Retail mall developer

4  MBIA, INC.
   Leading insurer of municipal bonds

5  LEE ENTERPRISES
   Diversified media company

6  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

7  SHOREWOOD PACKAGING
   Manufacturer and printer of high-quality paperboard packaging

8  LIBBEY, INC.
   Leading producer of glassware

9  ECOLAB, INC.
   A top developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

10 BOB EVANS
   Operator of family-style restaurants and distributor of food products



ARIEL FUND
INCEPTION NOVEMBER 6, 1986

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1999 (assumes reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

--------------------------------------------------------------------------------
                      1 Year      3 Year      5 Year     10 Year    Life of Fund
--------------------------------------------------------------------------------
ARIEL FUND            -7.0%      +18.5%       +15.5%    +11.9%       +14.3%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX   -16.3%       +7.7%       +11.2%    +11.5%       +10.8%
--------------------------------------------------------------------------------


                                  [BAR CHART]

                                        Ariel Fund    Russell 2000    S&P 500
                                        Portfolio      Portfolio     Portfolio
                                       Composition    Composition   Composition

Consumer Discretionary & Services         36.6%          19.0%         13.4%
Materials & Processing                    20.2%           8.4%          3.3%
Producer Durables                         15.6%           6.6%          3.1%
Consumer Staples                          10.2%           2.6%          8.2%
Financial Services                         7.8%          23.1%         16.6%
Utilities                                  3.2%           8.6%         11.1%
Technology                                 2.7%          14.8%         17.4%
Health Care                                0.9%           9.5%         12.4%
Integrated Oils                            0.0%           0.2%          5.2%
Other Energy                               0.0%           2.3%          1.0%
Autos & Transportation                     0.0%           4.1%          2.5%
Cash                                       2.8%           0.0%          0.0%
Other                                      0.0%           0.8%          5.8%

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH BUT DOES SO AT A HIGHER RISK THAN THE ARIEL APPRECIATION FUND. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*


                                 [LINE GRAPH]

                                                RUSSELL
DATE          ARIEL FUND          S&P            2000
  1986          $10,000         $10,000         $10,000
  1987          $11,367         $10,256          $8,860
  1988          $15,905         $11,960         $11,065
  1989          $19,900         $15,749         $12,863
  1990          $16,699         $15,260         $10,354
  1991          $22,163         $19,910         $15,122
  1992          $24,763         $21,427         $17,906
  1993          $26,924         $23,587         $21,282
  1994          $25,786         $23,897         $20,904
  1995          $30,581         $32,878         $26,849
  1996          $37,747         $40,426         $31,279
  1997          $51,502         $53,914         $38,274
  1998          $56,595         $69,320         $37,300
Mar-99          $52,317         $72,744         $35,276


*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND
INCEPTION DECEMBER 1, 1989

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1999 (assumes reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


--------------------------------------------------------------------------------
                              1 Year       3 Year       5 Year     Life of Fund
--------------------------------------------------------------------------------
ARIEL APPRECIATION FUND     +8.7%        +25.3%        +19.3%       +15.1%
--------------------------------------------------------------------------------
RUSSELL MID CAP INDEX       -1.1%        +16.6%        +17.9%       +15.2%
--------------------------------------------------------------------------------


                                        [BAR CHART]


                                        Ariel
                                    Appreciation
                                        Fund        Russell Mid Cap    S&P 500
                                      Portfolio       Portfolio       Portfolio
                                     Composition     Composition     Composition

Consumer Discretionary & Services       34.2%           18.7%           13.4%
Materials & Processing                  10.5%            8.6%            3.3%
Producer Durables                        8.8%            5.0%            3.1%
Consumer Staples                        10.9%            4.0%            8.2%
Financial Services                      15.2%           21.6%           16.6%
Utilities                                4.8%           12.8%           11.1%
Technology                               1.4%           12.0%           17.4%
Health Care                              8.0%            6.8%           12.4%
Integrated Oils                          0.0%            1.8%            5.2%
Other Energy                             0.0%            2.9%            1.0%
Autos & Transportation                   0.0%            4.1%            2.5%
Cash                                     6.2%            0.0%            0.0%
Other                                    0.0%            1.6%            5.8%

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.


COMPARISION OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*.


                                 [LINE GRAPH]


               ARIEL
               APPRECIATION                     RUSSELL
DATE           FUND             S&P 500         MID CAP
  1989          $10,000         $10,000         $10,000
  1990          $9,902           $9,922          $9,006
  1991          $13,184         $12,945         $12,744
  1992          $14,930         $13,932         $14,826
  1993          $16,115         $15,336         $16,947
  1994          $14,763         $15,539         $16,592
  1995          $18,330         $21,378         $22,308
  1996          $22,677         $26,286         $26,547
  1997          $31,283         $35,056         $34,247
  1998          $37,398         $45,074         $37,705
Mar-99          $37,115         $47,319         $37,529



*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Mid Cap Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

TEN LARGEST HOLDINGS
as of March 31, 1999

1  HASBRO, INC.
   Prominent toy manufacturer

2  CENTURY TELEPHONE ENTERPRISES
   Diversified telecommunications company

3  ALLERGAN, INC.
   A foremost provider of specialty eyecare products

4  SPECIALTY EQUIPMENT
   Manufacturer of commercial and institutional food service equipment

5  MBIA, INC.
   Leading insurer of municipal bonds

6  CARNIVAL CORP.
   World's largest cruise ship company

7  LEE ENTERPRISES
   Diversified media company

8  ROUSE CO.
   Retail mall developer

9  GALILEO INTERNATIONAL, INC.
   Distinguished provider of electronic reservation services for the travel industry

10 SYBRON CORP.
   Principal manufacturer of products for the laboratory and professional orthodontic and dental markets

ARIEL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)



  Number   COMMON STOCKS-97.11%                  Cost         Market Value
 of Shares
           CONSUMER DISCRETIONARY--36.58%

   768,610 American Media, Inc., Class A*     $6,283,696        $4,227,355
   368,133 Bob Evans Farms, Inc.               5,892,459         7,362,660
   297,200 Central Newspapers, Inc., Class A   4,719,391         9,250,350
   131,000 Day Runner, Inc.*                   1,567,942         1,588,375
   222,400 Department 56, Inc.*                7,438,138         6,769,300
     6,000 Grey Advertising, Inc.              2,120,435         2,082,000
   434,100 Hasbro, Inc.                        4,955,856        12,561,769
   423,700 International Game Technology       7,830,616         6,170,131
   319,200 Lee Enterprises                     8,875,507         9,256,800
   266,100 Leggett & Platt, Inc.               2,383,620         5,322,000
   242,700 Libbey, Inc.                        8,806,015         7,523,700
                                               ---------         ---------
                                              60,873,675        72,114,440
                                              ----------        ----------

           CONSUMER STAPLES--10.18%
   206,900 Longs Drug Stores, Inc.             4,058,841         6,297,519
   237,100 McCormick & Co., Inc.               5,615,229         6,875,900
   401,500 Whitman Corp.                       6,686,984         6,900,781
                                               ---------         ---------
                                              16,361,054        20,074,200
                                              ----------        ----------



12

  Number   COMMON STOCKS-97.11% (cont)           Cost         Market Value
 of Shares
           FINANCIAL SERVICES --7.82%
    47,300 Arthur J. Gallagher & Co.          $1,821,142        $2,175,800
   163,200 MBIA, Inc.                          5,997,724         9,465,600
   120,900 Orion Capital Corp.                 4,411,541         3,778,125
                                               ---------        ----------
                                              12,230,407        15,419,525
                                              ----------        ----------
           HEALTH CARE--0.88%
    63,100 Wesley Jessen VisionCare, Inc.*     1,454,977         1,739,194
                                               ---------         ---------
           MATERIALS AND PROCESSING--20.18%
   313,700 Brady Corp.                         7,860,420         6,568,094
   207,500 Ecolab, Inc.                        1,257,649         7,366,250
   143,900 Hunt Corp.                          1,916,478         1,421,012
   683,700 Interface, Inc., Class A            5,775,491         6,580,613
   439,100 Rouse Co.                           8,795,673         9,742,531
   413,400 Shorewood Packaging Corp.*          3,494,831         8,112,975
                                               ---------         ---------
                                              29,100,542        39,791,475
                                             -----------        ----------
           PRODUCER DURABLES--15.59%
   182,220 General Binding Corp.               3,350,782         4,726,331
    42,900 Graco, Inc.                           926,476           946,481
   141,700 Hussman International, Inc.         1,994,934         2,081,219
   229,500 IDEX Corp.                          5,667,885         5,407,594
   306,200 Miller (Herman), Inc.               5,126,395         5,588,150
   434,100 Specialty Equipment Cos., Inc.*     5,523,313        11,992,013
                                               ---------    --------------
                                              22,589,785        30,741,788
                                             -----------        ----------
           TECHNOLOGY--2.69%
   288,100 Littelfuse, Inc.*                   7,344,468         5,293,837
                                               ---------         ---------
           UTILITIES--3.19%
    89,600 Century Telephone Enterprises      $1,933,416         $6,294,40
                                               ---------          --------
            Total Common Stocks              151,888,324       191,468,859
                                             -----------       -----------

 Principal REPURCHASE
  Amount   AGREEMENT-3.69%

$7,284,977 State Street Bank & Trust
           Company Repurchase
           Agreement, 4.00%, dated
           3/31/1999, repurchase price
           $7,285,786, maturing
           4/1/1999 (collateralized by
           U.S. Treasury Note, 4.00%,
           10/31/2000)                         7,284,977         7,284,977
                                               ---------         ---------

           Total Repurchase Agreement          7,284,977         7,284,977
                                               ---------         ---------

           Total Investments-100.80%        $159,173,301       198,753,836
                                            ------------
                                            ------------

           Liabilities less Other Assets-(0.80)%                (1,578,923)
                                                              ------------
            NET ASSETS-100.00%                                $197,174,913
                                                              ------------
                                                              ------------

*Non-income producing

The accompanying notes are an integral part of the financial statements.


ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)

  Number   COMMON STOCKS-93.72%                 Cost          Market Value
 of Shares
           CONSUMER DISCRETIONARY--34.15%
   145,900 Bob Evans Farms, Inc.              $2,837,068        $2,918,000
   251,700 Carnival Corp.                      3,696,557        12,223,181
   306,000 Central Newspapers, Inc., Class A   9,041,923         9,524,250
   239,000 Galileo International, Inc.         9,991,761        11,561,625
   282,350 Harte-Hanks, Inc.                   1,652,234         7,746,978
   615,750 Hasbro, Inc.                        8,791,920        17,818,266
   175,300 Houghton Mifflin Co.                5,036,251         8,217,188
   313,400 International Game Technology       4,733,307         4,563,888
   416,800 Lee Enterprises                    11,658,988        12,087,200
   397,920 Leggett & Platt, Inc.               3,684,538         7,958,400
   229,100 Libbey, Inc.                        8,163,211         7,102,100
   110,500 Omnicom Group, Inc.                 1,079,309         8,833,094
    87,300 Tribune Co.                         4,071,941         5,712,694
                                               ---------        ----------
                                              74,439,008       116,266,864
                                              ----------       -----------

           CONSUMER STAPLES--10.91%
    72,661 Clorox Co.                          4,121,421         8,514,961
   259,340 Longs Drug Stores Corp.             5,343,855         7,893,661
   374,555 McCormick & Co., Inc.               9,829,689        10,862,095
   574,300 Whitman Corp.                       9,994,999         9,870,781
                                               ---------        ----------
                                              29,289,964        37,141,498
                                              ----------        ----------

           FINANCIAL SERVICES--15.23%
    70,800 Arthur J. Gallagher & Co.           2,866,301         3,256,800
   259,000 Equifax, Inc.                       7,813,217         8,903,125
   196,600 Franklin Resources, Inc.            6,179,885         5,529,375
   259,600 MBIA, Inc.                         12,077,058        15,056,800
   372,600 MBNA Corp.                          5,719,565         8,895,825
   114,700 Northern Trust Corp.                2,386,266        10,186,794
                                               ---------        ----------
                                              37,042,292        51,828,719
                                              ----------        ----------

           HEALTH CARE--7.98%
   178,800 Allergan, Inc.                      5,963,587        15,712,050
   458,300 Sybron International Corp.*         7,802,878        11,457,500
                                               ---------        ----------
                                              13,766,465        27,169,550
                                              ----------        ----------

           MATERIALS AND PROCESSING--10.46%
   267,700 Brady Corp.                         5,904,915         5,604,969
   129,600 Ecolab, Inc.                        1,601,491         4,600,800
   369,400 Interface, Inc., Class A            6,182,273         3,555,475
   534,400 Rouse Co.                           9,874,448        11,857,000
   509,215 Shorewood Packaging Corp.*          4,849,505         9,993,344
                                               ----------        ---------
                                              28,412,632        35,611,588
                                              ----------        ----------

           PRODUCER DURABLES--8.77%
   109,805 General Binding Corp.               1,761,453         2,848,067
   122,450 Hussman International, Inc.         1,646,582         1,798,484
   294,400 Miller (Herman), Inc.               5,047,942         5,372,800
    66,100 Pitney Bowes, Inc.                  2,116,476         4,213,875
   565,900 Specialty Equipment Cos., Inc.*     8,982,410        15,632,988
                                               ---------        ----------
                                              19,554,863        29,866,214
                                              ----------        ----------

14

  Number    COMMON STOCKS-93.72% (cont)         Cost          Market Value
 of Shares
            TECHNOLOGY--1.41%
   261,200  Littelfuse, Inc.*                 $6,523,002        $4,799,550
                                              ----------        ----------

            UTILITIES--4.81%
   232,950  Century Telephone Enterprises      5,105,899        16,364,737
                                               ---------        ----------


            Total Common Stocks              214,134,125       319,048,720
                                             -----------       -----------


 Principal  REPURCHASE
  Amount    AGREEMENT-9.00%                     Cost          Market Value
$30,624,757 State Street Bank & Trust
            Company Repurchase
            Agreement, 4.00%, dated
            3/31/1999, repurchase price
            $30,628,160, maturing
            4/1/1999 (collateralized by
            U.S. Treasury Bond, 8.875%,
            8/15/2017)                       $30,624,757       $30,624,757
                                             -----------       -----------

            Total Repurchase Agreement        30,624,757        30,624,757
                                              ----------        ----------

            Total Investments-102.72%        244,758,882       349,673,477
                                            ------------
                                            ------------


            Liabilities less Other Assets-(2.72)%              (9,245,408)
                                                              ------------


            NET ASSETS-100.00%                                $340,428,069
                                                              ------------
                                                              ------------


*Non-income producing

The accompanying notes are an integral part of the financial statements.

                                            EQUITY STATISTICAL SUMMARY


ARIEL FUND
(UNAUDITED)
                                                                           EARNINGS PER SHARE
                                                                          --------------------

                                                          52 - WEEK         1998       1999      1998       1999      MARKET
                               TICKER        PRICE          RANGE          ACTUAL    ESTIMATED    P/E        P/E       CAP.
                                                         -----------
COMPANY                        SYMBOL       3/31/99      LOW    HIGH      CALENDAR   CALENDAR  CALENDAR   CALENDAR     ($MM)


Hunt Corp.                     HUN            9.88       9.25   25.19       0.80       0.97      12.4       10.2       107
Day Runner, Inc.               DAYR          12.13       9.25   25.50       1.16       0.50      10.5       24.3       144
American Media, Inc.           ENQ            5.75       4.00    8.19       0.10       0.20      57.5       28.8       244
Littelfuse, Inc.               LFUS          18.38      16.00   26.63       0.86       0.97      21.4       18.9       407
General Binding Corp.          GBND          25.94      18.00   42.50       1.63       2.06      15.9       12.6       408
Grey Advertising, Inc.         GREY         347.00     263.00  480.00      18.98      23.78      18.3       14.6       431
Graco, Inc.                    GGG           22.06      19.88   36.50       2.01       2.53      11.0        8.7       448
Wesley Jessen Visioncare, Inc. WJCO          27.56      16.13   34.00       1.57       1.83      17.6       15.1       471
Brady Corp.                    BRCOA         20.94      16.25   35.75       1.49       1.65      14.1       12.7       472
Libbey, Inc.                   LBY           31.00      24.00   39.50       2.31       2.51      13.4       12.4       504
Interface, Inc.                IFSIA          9.63       7.25   22.88       0.87       1.04      11.1        9.3       508
Shorewood Packaging Corp.      SWD           19.63      12.13   20.63       1.08       1.29      18.2       15.2       538
Department 56, Inc.            DFS           30.44      22.94   39.31       2.45       2.80      12.4       10.9       547
Specialty Equipment Cos.       SEC           27.63      18.00   28.94       2.18       2.46      12.7       11.2       596
IDEX Corp.                     IEX           23.56      19.50   38.75       1.81       1.86      13.0       12.7       694
Hussmann International, Inc.   HSM           14.69      11.63   20.13       1.20       1.42      12.2       10.3       746
Bob Evans Farms, Inc.          BOBE          20.00      18.00   26.88       1.28       1.46      15.6       13.7       820
Arthur J. Gallagher & Co.      AJG           46.00      34.88   50.63       3.05       3.30      15.1       13.9       833
Orion Capital Corp.            OC            31.25      28.00   59.25       2.51       3.19      12.5        9.8       851
Longs Drug Stores Corp.        LDG           30.44      26.00   44.50       1.72       1.84      17.7       16.5     1,186
Central Newspapers, Inc.       ECP           31.13      27.41   38.25       1.78       2.10      17.5       14.8     1,256
Lee Enterprises                LEE           29.00      21.81   33.88       1.42       1.60      20.4       18.1     1,285
Herman Miller, Inc.            MLHR          18.25      15.63   34.19       1.62       1.68      11.3       10.9     1,551
Whitman Corp.                  WH            17.19      14.88   25.44       0.61       0.42      28.2       40.9     1,569
International Game Technology  IGT           14.63      14.13   28.69       1.36       1.47      10.8       10.0     1,573
Rouse Company                  RSE           22.19      23.13   35.69       2.69       2.95       8.2        7.5     1,603
McCormick & Company, Inc.      MCCRK         29.00      26.63   36.44       1.41       1.60      20.6       18.1     2,100
Leggett & Platt, Inc.          LEG           20.00      16.88   28.75       1.24       1.40      16.2       14.3     3,956
Ecolab, Inc.                   ECL           35.50      26.13   41.25       1.15       1.30      30.9       27.3     4,601
Hasbro, Inc.                   HAS           28.94      18.67   30.38       1.07       1.40      27.0       20.7     5,669
MBIA, Inc.                     MBI           58.00      46.06   80.94       4.58       4.90      12.7       11.8     5,785
Century Telephone Enterprises  CTL           46.83      27.08   49.00       1.42       1.63      33.0       28.7     6,488



Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      The Rouse Company numbers are before depreciation and deferred taxes.


ARIEL APPRECIATION FUND                                              EARNINGS PER SHARE
(UNAUDITED)                                                          ------------------
                                                     52 - WEEK        1998       1999        1998       1999        MARKET
                               TICKER    PRICE         RANGE         ACTUAL    ESTIMATED     P/E        P/E          CAP.
                                                    -----------
COMPANY                        SYMBOL   3/31/99     LOW    HIGH     CALENDAR   CALENDAR    CALENDAR   CALENDAR      ($MM)


Littelfuse, Inc.               LFUS      18.38     16.00   26.63      0.86       0.97        21.4       18.9        407
General Binding Corp.          GBND      25.94     18.00   42.50      1.63       2.06        15.9       12.6        408
Brady Corp.                    BRCOA     20.94     16.25   35.75      1.49       1.65        14.1       12.7        472
Libbey, Inc.                   LBY       31.00     24.00   39.50      2.31       2.51        13.4       12.4        504
Interface, Inc.                IFSIA      9.63      7.25   22.88      0.87       1.04        11.1        9.3        508
Shorewood Packaging Corp.      SWD       19.63     12.13   20.63      1.08       1.29        18.2       15.2        538
Specialty Equipment Cos.       SEC       27.63     18.00   28.94      2.18       2.46        12.7       11.2        596
Hussmann International, Inc.   HSM       14.69     11.63   20.13      1.20       1.42        12.2       10.3        746
Bob Evans Farms, Inc.          BOBE      20.00     18.00   26.88      1.28       1.46        15.6       13.7        820
Arthur J. Gallagher & Co.      AJG       46.00     34.88   50.63      3.05       3.30        15.1       13.9        833
Longs Drug Stores Corp.        LDG       30.44     26.00   44.50      1.72       1.84        17.7       16.5      1,186
Central Newspapers, Inc.       ECP       31.13     27.41   38.25      1.78       2.10        17.5       14.8      1,256
Lee Enterprises                LEE       29.00     21.81   33.88      1.42       1.60        20.4       18.1      1,285
Houghton Mifflin Company       HTN       46.88     29.88   47.63      1.40       1.66        33.5       28.2      1,410
Herman Miller, Inc.            MLHR      18.25     15.63   34.19      1.62       1.68        11.3       10.9      1,551
Whitman Corp.                  WH        17.19     14.88   25.44      0.61       0.42        28.2       40.9      1,569
International Game Technology  IGT       14.63     14.13   28.69      1.36       1.47        10.8       10.0      1,573
Rouse Company                  RSE       22.19     23.13   35.69      2.69       2.95         8.2        7.5      1,603
Harte-Hanks, Inc.              HHS       27.44     17.38   29.25      0.88       1.02        31.2       26.9      1,948
McCormick & Company, Inc.      MCCRK     29.00     26.63   36.44      1.41       1.60        20.6       18.1      2,100
Sybron International Corp.     SYB       25.00     16.38   29.13      1.03       1.24        24.3       20.2      2,581
Leggett & Platt, Inc.          LEG       20.00     16.88   28.75      1.24       1.40        16.2       14.3      3,956
Ecolab, Inc.                   ECL       35.50     26.13   41.25      1.15       1.30        30.9       27.3      4,601
Equifax, Inc.                  EFX       34.38     29.75   45.00      1.34       1.56        25.7       22.0      4,987
Galileo International, Inc.    GLC       48.38     24.75   51.88      1.86       2.21        26.0       21.9      5,070
Hasbro, Inc.                   HAS       28.94     18.67   30.38      1.07       1.40        27.0       20.7      5,669
MBIA Inc.                      MBI       58.00     46.06   80.94      4.58       4.90        12.7       11.8      5,785
Allergan, Inc.                 AGN       87.88     37.25   97.28      2.04       2.42        43.1       36.3      5,899
Century Telephone Enterprises  CTL       46.83     27.08   49.00      1.42       1.63        33.0       28.7      6,488
Franklin Resources, Inc.       BEN       28.13     25.75   57.88      1.86       1.79        15.1       15.7      7,107
Tribune Company                TRB       65.44     44.75   75.06      2.53       2.90        25.9       22.6      7,816
Northern Trust Corp.           NTRS      88.81     55.75   94.75      3.03       3.46        29.3       25.7      9,890
The Clorox Company             CLX      117.19     79.13  132.94      3.01       3.42        38.9       34.3     12,155
Omnicom Group, Inc.            OMC       79.94     37.00   80.94      1.68       1.93        47.6       41.4     14,240
Pitney Bowes, Inc.             PBI       63.75     44.81   71.19      2.03       2.30        31.4       27.7     17,185
MBNA Corporation               KRB       23.88     13.50   28.44      0.97       1.16        24.6       20.6     19,147
Carnival Corporation           CCL       48.56     19.00   49.44      1.40       1.65        34.7       29.4     29,763


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
      The Rouse Company numbers are before depreciation and deferred taxes.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the quarter ending March 31, 1999, we are pleased to report the Ariel Premier Bond Fund Institutional Class returned +0.01% and the Investor Class -0.09%, while the Lehman Brothers Aggregate Index lost -0.50% and the Lipper Corporate A-Rated Bond Index fell -0.74% for the same period.(1) The Ariel Premier Bond Fund continues to be a solid performer among its peers, ranking in the top 15th percentile of the Corporate Debt A Rated Funds tracked by Lipper Analytical Services-- specifically, the 23rd best performer out of 155 funds for the one year period ended March 31, 1999.(2) Additionally, the Institutional Class continues to maintain its 4-star rating by Morningstar, Inc.(3) (The Investor Class is not yet rated.)

The poor performance of the fixed income market during the first quarter is a result of the stark divergence between the expectations for growth and Fed policy built into yields at year-end and the actual performance of the global economy thus far in 1999. At year-end, the two-year Treasury was 4.54% and the ten-year was 4.66% versus a Federal Funds rate of 4.75%; a clear reflection of expectations for lower short-term rates. These views reflected a consensus that the recent global events--the Asian economic collapse, the Russian default, and the Latin American currency turmoil--would eventually cause enough of a slowdown in U.S. growth to cause inflation to fall and the Federal Reserve to lower short-term rates again.

The facts have turned out quite differently from this view, as the U.S. economy grew at over 6% in the fourth quarter of 1998 and retains extraordinary momentum into 1999. Oil prices have risen 40% so far in 1999, increasing inflation forecasts. The global economy is improving faster than even the most optimistic forecasts. These facts led to revised expectations that Fed policy would not be changed for the foreseeable future, and rates rose accordingly to reflect this more balanced view.

The sharp increase in bond yields made duration a particularly important determinant of absolute return over the quarter; the shorter, the better. Additionally, all non-Treasury sectors performed well as spreads narrowed in response to the bright economic outlook. The Ariel Premier Bond Fund did well in the quarter as a result of its short duration exposure and the overweightings in corporates, mortgages and asset-backed bonds. From a strategy standpoint, there were a couple of important changes in the portfolio during the quarter. The portfolio's short duration exposure was reduced from -1 year to -1/2 year as rates rose. The TIPS position was reduced from 12% to 6.5% as the duration exposure was modified. The portfolio's mortgage exposure was increased as the combination of yield and potential price appreciation makes mortgages a particularly attractive sector. The portfolio's corporate exposure was reduced as spreads narrowed during the quarter.

Overall, the Ariel Premier Bond Fund continues to be positioned to perform well in a stable to higher interest rate environment, resulting from healthy domestic economic performance and an improving global landscape.

We appreciate the opportunity to serve you and, as always, welcome your thoughts and comments.


Sincerely,


/s/ John W. Rogers, Jr.              /s/  Kenneth R. Meyer

John W. Rogers, Jr.                  Kenneth R. Meyer

President                            President
Ariel Capital Management, Inc.       Lincoln Capital Management Company


(1) The Funds' average annual returns and a description of the Lehman Brothers Aggregate index can be referenced on page 20. The Lipper Corporate A Rated Bond Index is an equally weighted performance index adjusted for capital gains distribution and income dividends of the largest qualifying funds in the investment objective. The funds invest at least 65% of fund assets in corporate debt issues rated "A" or better or government issues. An investor cannot invest directly in an index.

(2) Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns. Ariel Premier Bond Fund, Institutional Class ranked 46 out of 118 funds for the since inception (10/5/97) period ended 3/31/99.

(3) Morningstar proprietary rankings reflect historical risk-adjusted performance for the three-year period ended 3/31/99. Ratings are based on 1,521 Fixed Income Funds. Ratings are subject to change every month and are calculated from the fund's three year average annual returns in excess of 90-day Treasury Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995



Investor Class Inception
February 1, 1997



AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1999 (assumes reinvestment of dividends and capital gains)




-------------------------------------------------------------------------------------------------
                                             1Q99     1 Year      3 Year    Life of Fund
-------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.          +0.0%      +6.1%       +7.5%           +6.7%
-------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INV. CL.           -0.1%      +5.6%         --            +7.2%
-------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX           -0.5%      +6.5%       +7.8%           +7.3% (INST.)
                                                                                   +8.1% (INV.)



                                     [BAR CHART]

                              Ariel Premier        Lehman Aggregate
                               Bond Fund              Bond Index
                               Portfolio              Portfolio
                              Composition            Composition

Government & Agency              12.0%                  44.6%
Mortgage-Backed                  32.8%                  31.7%
Corporate                        16.2%                  22.4%
Asset-Backed                     33.4%                   1.3%
Cash                              5.6%                   0.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL. AND COMPARABLE INDICES*

                                   [LINE GRAPH]


              Ariel Premier
               Bond Fund,     Lehman
                Inv. Cl.      Aggregate
2/97          $10,000         $10,000
3/97           $9,930          $9,914
6/97          $10,265         $10,278
9/97          $10,573         $10,619
12/97         $10,838         $10,932
3/98          $10,997         $11,102
6/98          $11,234         $11,361
9/98          $11,616         $11,841
12/98         $11,621         $11,882
3/99          $11,611         $11,823



COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INST. CL. AND COMPARABLE INDICES*

                                   [LINE GRAPH]


              Ariel Premier
               Bond Fund,         Lehman
               Inst. Cl.         Aggregate
10/95         $1,000,000        $1,000,000
12/95         $1,035,122        $1,042,614
3/96          $1,009,187        $1,024,120
6/96          $1,018,867        $1,029,953
9/96          $1,039,607        $1,048,996
12/96         $1,067,709        $1,080,467
3/97          $1,063,762        $1,074,431
6/97          $1,101,595        $1,113,887
9/97          $1,135,867        $1,150,901
12/97         $1,165,544        $1,184,770
3/98          $1,182,644        $1,203,205
6/98          $1,210,570        $1,231,317
9/98          $1,251,681        $1,283,385
12/98         $1,254,703        $1,287,699
3/99          $1,254,835        $1,281,308



*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)


Par Value  ASSET-BACKED SECURITIES-33.39%                   Cost         Market Value
  $700,000 Americredit Auto Receivables,
           6.06%, 12/12/2002                             $  699,901         $702,261
   750,000 Americredit Auto Receivables,
           5.88%, 12/12/2005                                749,845          749,182
 1,000,000 AssociatesManufactured Housing,
           972A-3, 6.275%, 3/15/2028                        999,706        1,006,030
 1,000,000 Auto Leasing Investors,
           6.177%, 8/12/2005+                             1,000,000        1,008,440
   650,000 BEA, 1998-1A A2A, zero coupon,
           6/15/2010+                                       627,778          629,889
   520,000 Caterpillar Financial, G8AA,
           5.85%, 4/25/2003                                 519,690          523,718
 2,500,000 Chase Credit Card, 96C 3A,
           7.04%, 2/15/2005                               2,597,754        2,577,875
   695,000 Circuit City Credit Card,
           1995-1A, 6.375%, 8/15/2005                       706,673          702,152
 2,350,000 Citibank Credit Card, 97-6A,
           zero coupon, 8/15/2006                         1,690,604        1,702,481
   990,000 Comed Transitional Funding Trust,
           1998-A6, 5.63%, 6/25/2009                        989,529          964,963
 2,000,000 Contimortgage Home Equity, 97-A5,
           6.44%, 12/15/2012                              2,018,174        2,020,660
 1,119,049 Credit Card Receivables Trust,
           6.478%, 12/22/2004+                            1,125,979        1,114,047
   400,000 CSFB, 97-C1 A1C, 7.24%, 6/20/2007                414,743          418,148
 2,000,000 EQCC Home Equity, 973-A9,
           6.57%, 2/15/2029                               1,983,985        2,011,320
   624,000 Fingerhut, 96-1A, 6.45%, 2/20/2002               626,763          628,393
 1,800,000 First Omni, 96-AA, 6.65%, 9/15/2003            1,823,005        1,841,616
 1,399,129 Fleetwood, 97BA, 6.40%, 5/15/2013              1,397,280        1,414,141
   130,000 General Growth Properties, 971A1, A2,
           6.537%, 11/15/2004+                              132,846          132,437
 2,530,000 GMAC Commercial,
           6.566%, 11/15/2007                             2,544,903        2,583,762
   550,000 GMAC Commercial,
           6.175%, 5/15/2033                                558,326          543,983
   950,000 Greenpoint Manufacturing,
           6.01%, 8/15/2015                                 949,755          951,786
   500,000 Green Tree Financial, 98-A4,
           6.09%, 7/1/2010                                  499,946          503,910
    60,000 Green Tree Financial, 1995-1 A5,
           8.40%, 6/15/2025                                  65,785           61,424
 1,065,000 GS Mortgage Securities Corp.,
           97A2B, 6.86%, 7/13/2030                        1,098,595        1,100,283
   789,717 GS Mortgage Securities Corp.,
           5.85%, 11/18/2030                                791,117          782,807
 1,109,427 GS Mortgage Securities Corp.,
           6.312%, 4/13/2031                              1,132,728        1,119,833


                                                                             21

Par Value  ASSET-BACKED SECURITIES-33.39% (cont)            Cost         Market Value
$1,415,000 Healthcare Rec, 99-1,
           6.250%, 2/1/2003                              $1,412,792       $1,415,439
   799,735 IMC Excess Cash,
           7.41%, 11/26/2028+                               799,706          749,880
 1,450,000 J.C. Penney Master Credit Card Trust,
           1990-C1, 9.625%, 6/30/2000                     1,503,322        1,519,643
   795,855 Merrill Lynch Mortgage Investors, Inc.,
           1995-C2-A1, Floating Rate, 6.623%
           as of 3/31/99, 6/15/2021                         806,359          808,636
   180,269 The Money Store, 1996-1 A3,
           6.85%, 12/20/2002                                180,251          181,389
   300,000 The Money Store, 1996-B A6,
           7.38%, 5/15/2017                                 299,956          303,420
 1,000,000 The Money Store, 1996-B A9,
           8.14%, 10/15/2027                              1,061,074        1,053,960
    43,974 Olympic Auto Receivables,
           1995-EA4, 5.85%, 3/15/2001                        43,745           44,093
   450,000 Onyx Acceptance Auto Trust,
           5.83%, 3/15/2004                                 449,969          452,601
 1,440,000 Prime, 95-1A, 6.75%, 11/15/2005                1,445,592        1,486,584
    77,777 Private Label Credit Card,
           1994-2A, 7.80%, 9/20/2003                         79,003           79,261
 3,266,981 Railcar Leasing, 971A, 6.75%,
           7/15/2006+                                     3,310,240        3,336,405
 1,300,719 Railcar Trust, 92-A1, 7.75%, 6/1/2004          1,345,563        1,367,433
   940,000 Salomon Brothers Mortgage Sec.,
           97LB6A3, 6.76%, 12/25/2027                       938,843          942,115
   293,333 Sears Credit Account, 96-2A,
           6.50%, 10/15/2003                                292,216          294,665
 2,300,000 Standard Credit Card Master -
           Citibank, 951A, 8.25%, 1/7/2007                2,479,459        2,574,459
   600,000 Starwood, 99-C1, 6.92%, 2/5/2009+                608,319          615,000
   171,227 UCFC, 96 CA 3, 7.15%, 12/15/2013                 171,202          171,479
 1,560,000 Union Acceptance Corp., 97AA2,
           6.375%, 10/8/2003                              1,570,594        1,573,510
 2,630,000 Union Financial Services Taxable
           Student Loan, 98A A8,
           5.50%, 9/1/2005                                2,611,714        2,581,108
 1,880,000 World Financial, 96-AA,
           6.70%, 2/15/2004                               1,887,624        1,919,856
 2,195,238 World Omni Auto Lease,
           97B3, 6.18%, 11/25/2003                        2,195,049        2,211,219
                                                         ----------       ----------
           Total Asset-Backed Securities                 53,238,002       53,477,696
                                                         ----------       ----------

           CORPORATE DEBT-16.20%
   500,000 Abbey National PLC,
           6.70%, 6/29/2049                                 499,162          490,625
   445,000 American General Inst.,
           7.57%, 12/1/2045+                                465,108          462,244
   500,000 American General Inst.,
           8.125%, 3/15/2046+                               548,572          556,250


22

Par Value  CORPORATE DEBT-16.20% (cont)                     Cost         Market Value
  $550,000 American Stores, 8.00%, 6/1/2026              $  605,175         $627,000
   275,000 Bank of America Capital II,
           7.70%, 12/31/2026+                               289,296          278,781
 1,000,000 BankBoston Corp., 6.125%, 3/15/2002              999,803        1,001,250
   185,000 Bayer Corporation, 6.65%, 2/15/2028+             184,033          181,994
   550,000 Best Foods, 5.60%, 10/15/2097                    424,424          440,000
   750,000 CE Generation C, 7.416%,
           12/15/2018+                                      750,000          736,875
 1,000,000 Citigroup Capital II,
           7.75%, 12/1/2036                               1,035,680        1,027,500
 1,575,000 Consumers Energy CMS,
           6.20%, 5/1/2008                                1,556,513        1,567,125
   700,000 Delta Airlines, 6.65%, 3/15/2004                 699,475          708,750
   515,000 FedEx, 7.60%, 7/1/2097                           540,542          505,987
 1,100,000 GTE California, 6.75%, 5/15/2027               1,151,324        1,102,750
   710,000 Hilton Hotels, 7.00%, 7/15/2004                  701,385          700,237
   275,000 J.C. Penney Co., 7.625%, 3/1/2097                269,473          262,281
   240,000 JP Morgan Capital Trust I,
           7.54%, 1/15/2027                                 235,084          240,300
 1,275,000 MCI WorldCom, Inc.,
           7.75%, 4/1/2027                                1,370,146        1,447,125
 1,500,000 MCI WorldCom, Inc.,
           6.95%, 8/15/2028                               1,623,718        1,528,125
   610,000 Mirage Resorts, 7.25%, 8/1/2017                  606,850          577,975
   300,000 News America Holdings,
           7.25%, 5/18/2018                                 298,007          302,250
   650,000 Peco Energy Co., 7.38%, 4/6/2028                 650,000          638,625
   625,000 Pepsi Bottling, 7.00%, 3/1/2029+                 620,753          625,781
 1,400,000 Philip Morris, 7.125%, 8/15/2002               1,392,927        1,445,500
   775,000 Provident Companies,
           6.375%, 7/15/2005                                772,504          770,156
 1,220,000 Provident Companies,
           7.00%, 7/15/2018                               1,219,616        1,215,425
 1,190,000 PSI Energy, 7.25%, 3/15/2028                   1,186,192        1,164,713
 1,160,000 Rite Aid Corporation,
           6.00%, 10/1/2003+                              1,159,775        1,138,250
 1,000,000 Safeco Capital Trust,
           8.072%, 7/15/2037                              1,000,000          998,750
   750,000 Security Capital Group,
           7.75%, 11/15/2003                                749,336          758,438
 1,000,000 Service Corp., 7.00%, 6/1/2015                 1,021,504        1,005,000
   805,000 Suntrust Cap II,
           7.90%, 6/15/2027                                 809,639          839,213
   560,000 Zurich Capital Trust,
           8.376%, 6/1/2037+                                595,680          597,100
                                                         ----------       ----------
           Total Corporate Debt                          26,031,696       25,942,375
                                                         ----------       ----------

           U.S. GOVERNMENT AGENCIES-33.94%
           MORTGAGE-BACKED SECURITIES--32.77%
20,200,000 Fannie Mae, 5.50%, 4/1/20144                  19,638,188       19,657,024
 1,319,079 Freddie Mac, Gold,
           6.50%, 11/1/2025                               1,246,725        1,323,195
17,115,000 Freddie Mac, Gold,
           6.50%, 5/1/20294                              17,067,551       17,040,036


                                                                            23

Par Value  U.S. GOVERNMENT AGENCIES-33.94% (cont)           Cost         Market Value
$13,900,000 Ginnie Mae, 8.00%, 4/1/20294                $14,456,000      $14,473,375
                                                        -----------      -----------
                                                         52,408,464       52,493,630
                                                        -----------      -----------
             OTHER AGENCY ISSUES--1.17%
  1,145,179 Government Trust Certificate, Israel
            Trust, Series 2E, 9.40%, 5/15/2002            1,198,450        1,195,280
    655,846 Pemex Exp. Trust, 95-A,
            7.66%, 8/15/2001                                667,896          674,832
                                                        -----------      -----------
                                                          1,866,346        1,870,112
                                                        -----------      -----------

            Total U.S. Government Agencies               54,274,810       54,363,742
                                                        -----------      -----------

            U.S. GOVERNMENT OBLIGATIONS-10.84%
    560,000 U.S. Treasury Bond,
            13.875%, 5/15/2011                              822,134          830,318
  4,025,000 U.S. Treasury Bond,
            6.75%, 8/15/2026*                             4,744,456        4,495,724
    540,000 U.S. Treasury Bond,
            6.125%, 11/15/2027                              609,023          560,893
    200,000 U.S. Treasury Note,
            6.25%, 6/30/2002                                203,658          206,424
    835,000 U.S. Treasury Note,
            6.50%, 10/15/2006                               920,491          889,651
 10,647,048 U.S. Treasury Note, TIPS,
            3.625%, 1/15/2008*                           10,677,266       10,387,473
                                                        -----------      -----------
            Total U.S. Government
            Obligations                                  17,977,028       17,370,483
                                                        -----------      -----------

            COMMERCIAL PAPER-23.78%

 3,100,000  Alcoa, 4.82%, 5/17/1999*                      3,080,907        3,080,907
 3,100,000  American Express Corp.,
            4.82%, 4/19/1999*                             3,092,529        3,092,529
 3,100,000  American General Finance,
            4.83%, 4/22/1999*                             3,091,266        3,091,266
 3,100,000  Associates First Corp.,
            4.84%, 4/22/1999*                             3,091,248        3,091,248
 3,100,000  Commercial Credit,
            4.83%, 4/19/1999*                             3,092,513        3,092,513
 3,100,000  Deere & Co., 4.83%, 4/19/1999*                3,092,513        3,092,513
 3,100,000  Ford Motor Credit,
            4.84%, 4/19/1999*                             3,092,498        3,092,498
 3,100,000  General Motors, 4.82%, 4/19/1999*             3,092,529        3,092,529
 3,100,000  Household Finance,
            4.84%, 4/22/1999*                             3,091,248        3,091,248
 2,000,000  Lucent Technology,
            4.80%, 4/22/1999*                             1,994,400        1,994,400
 1,100,000  Monsanto Company,
            4.86%, 4/13/1999*                             1,098,218        1,098,218
 1,000,000  Prudential Funding Corp.,
            4.83%, 4/19/1999*                               997,585          997,585
 3,100,000  Wells Fargo & Co.,
            4.83%, 4/19/1999*                             3,092,514        3,092,514
 3,100,000  Xerox Credit Corporation,
            4.81%, 4/22/1999*                             3,091,302        3,091,302
                                                        -----------      -----------

            Total Commercial Paper                       38,091,270       38,091,270
                                                        -----------      -----------


24

Principal   REPURCHASE AGREEMENT-2.91%                      Cost         Market Value
 Amount
$4,654,124 State Street Bank & Trust
           Company Repurchase
           Agreement, 4.00%, dated
           3/31/1999, repurchase price
           $4,654,641, maturing
           4/1/1999 (collateralized by
           U.S. Treasury Bond, 8.75%,
           5/15/2017)                                    $4,654,124       $4,654,124
                                                        -----------      -----------
           Total Repurchase Agreement                     4,654,124        4,654,124
                                                        -----------      -----------

           Total Investments-121.06%                   $194,266,930      193,899,690
                                                       ------------
                                                       ------------

           Liabilities less Other Assets-(21.06)%                        (33,733,546)
                                                                        ------------

           NET ASSETS-100.00%                                           $160,166,144
                                                                        ------------
                                                                        ------------


+Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

- When-issued security.

*Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 1999.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
MARCH 31, 1999 (UNAUDITED)

                                               ARIEL        APPRECIATION        PREMIER
                                               FUND            FUND            BOND FUND
                                               ----            ----            ---------

ASSETS:
  Investments in securities, at value
     (cost $159,173,301, $244,758,882
     and $194,266,930, respectively)       $198,753,836     $349,673,477      $193,899,690
  Cash                                             --               --             161,104
  Dividends and interest receivable             276,652          394,969         1,064,833
  Receivable for securities sold                   --               --          16,939,772
  Receivable for fund shares issued             116,789          480,394            78,863
  Prepaid and other assets                       51,143           56,455              --
                                                 ------           ------            ------
     Total assets                           199,198,420      350,605,295       212,144,262
                                            -----------      -----------       -----------

LIABILITIES:
  Payable for securities purchased            1,628,095        9,692,044        51,161,739
  Accrued management fee                        109,779          213,557            60,622
  Accrued distribution fee                       31,075           51,601               301
  Payable for shares redeemed                   165,500          145,777              --
  Shareholder distribution payable                 --               --             755,456
  Other liabilities                              89,058           74,247              --
                                                 ------           ------            ------
     Total liabilities                        2,023,507       10,177,226        51,978,118
                                              ---------       ----------        ----------
NET ASSETS                                 $197,174,913     $340,428,069      $160,166,144
                                           ------------     ------------      ------------
                                           ------------     ------------      ------------

NET ASSETS CONSIST OF:
  Paid-in-capital                          $132,066,437     $229,151,862      $159,566,344
  Undistributed net investment income           182,855          282,806              --
  Accumulated net realized gain
     on investment transactions              25,345,086        6,078,806           967,040
  Net unrealized appreciation
     (depreciation) on investments           39,580,535      104,914,595          (367,240)
                                             ----------      -----------           --------
     Total net assets                      $197,174,913     $340,428,069      $160,166,144
                                           ------------     ------------      ------------
                                           ------------     ------------      ------------

Shares outstanding (no par value)             5,337,275        9,610,821
     Institutional Class                                                        15,352,747
     Investor Class                                                                293,902
Net asset value, offering and redemption
     price per share                             $36.94           $35.42
     Institutional Class                                                            $10.24
     Investor Class                                                                 $10.23

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)


                                               ARIEL        APPRECIATION        PREMIER
                                               FUND            FUND            BOND FUND
                                               ----            ----            ---------

INVESTMENT INCOME:
  Dividends                                  $1,202,857       $1,619,210        $      --
  Interest                                      303,551          422,748         4,715,658
                                             ----------       ----------        ----------
     Total investment income                  1,506,408        2,041,958         4,715,658
                                             ----------       ----------        ----------

EXPENSES:
  Management fee                                622,487        1,054,750           351,358
  Distribution fee                              239,418          351,583             2,461
  Transfer agent fees and expenses              197,474          217,496              --
  Printing and postage expense                   43,331           40,034              --
  Professional fees                              35,272           35,495              --
  Trustees' fees and expenses                    16,996           17,007              --
  Federal and state registration fees            14,642           16,491              --
  Custody fees and expenses                      11,074           11,983              --
  Miscellaneous expenses                         10,756           12,121              --
                                             ----------       ----------        ----------
     Net expenses                             1,191,450        1,756,960           353,819
                                             ----------       ----------        ----------

NET INVESTMENT INCOME                           314,958          284,998         4,361,839
                                             ----------       ----------        ----------

REALIZED AND UNREALIZED
GAIN (LOSS):
  Net realized gain on investments           25,483,995        6,075,315         1,233,397
  Change in net unrealized appreciation
     on investments                          (8,001,213)      44,215,610        (5,319,924)
                                             ----------       ----------        ----------
  Net gain (loss) on investments             17,482,782       50,290,925        (4,086,527)
                                             ----------       ----------        ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                $17,797,740      $50,575,923          $275,312
                                            -----------      -----------        ----------
                                            -----------      -----------        ----------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                   ARIEL FUND                APPRECIATION FUND            PREMIER BOND FUND
                                                   ----------                -----------------            -----------------

                                           Six Months                    Six Months                    Six Months
                                              Ended      Year Ended        Ended         Year Ended       Ended      Year Ended
                                            March 31,   September 30,    March 31,      September 30,   March 31,  September 30,
                                               1999        1998            1999            1998            1999        1998
                                           ----------   -------------    ----------     -------------  ----------  -------------
OPERATIONS:
  Net investment income                      $314,958       $536,498         $284,998       $552,798     $4,361,839    $7,554,465
  Net realized gain on investments         25,483,995     17,160,907        6,075,315     25,325,874      1,233,397     1,888,489
  Change in net unrealized
     appreciation on investments           (8,001,213)   (23,286,493)      44,215,610    (19,712,453)    (5,319,924)    3,368,397
                                         ------------   ------------     ------------   ------------   ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations              17,797,740     (5,589,088)      50,575,923      6,166,219        275,312    12,811,351
                                         ------------   ------------     ------------   ------------   ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                      (386,790)      (580,333)        (264,380)      (393,585)    (4,361,839)   (7,558,515)
  Capital gains                           (17,212,926)   (14,358,164)     (25,199,149)   (17,505,645)    (1,862,283)     (832,076)
                                         ------------   ------------     ------------   ------------   ------------  ------------
  Total distributions                     (17,599,716)   (14,938,497)     (25,463,529)   (17,899,230)    (6,224,122)   (8,390,591)
                                         ------------   ------------     ------------   ------------   ------------  ------------

SHARE TRANSACTIONS:
  Shares sold                              51,702,585    333,537,306      127,596,209    167,531,444     21,747,385    44,225,254
  Shares issued to holders in
     reinvestment of dividends             16,411,824     13,762,375       23,137,037     16,077,043      6,178,586     7,716,011
  Shares redeemed                         (33,416,228)  (328,558,849)     (49,229,974)  (144,541,179)   (13,566,950)  (19,005,303)
                                         ------------   ------------     ------------   ------------   ------------  ------------
  Net increase                             34,698,181     18,740,832      101,503,272     39,067,308     14,359,021    32,935,962
                                         ------------   ------------     ------------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS    34,896,205     (1,786,753)     126,615,666     27,334,297      8,410,211    37,356,722

NET ASSETS:
  Beginning of period                     162,278,708    164,065,461      213,812,403    186,478,106    151,755,933   114,399,211
                                         ------------   ------------     ------------   ------------   ------------  ------------

  End of period (includes
  undistributed net investment
  income of $182,855, $254,687,
  $282,806, $262,188, $0 and $0,
  respectively)                          $197,174,913   $162,278,708     $340,428,069   $213,812,403   $160,166,144  $151,755,933
                                         ------------   ------------     ------------   ------------   ------------  ------------
                                         ------------   ------------     ------------   ------------   ------------  ------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                              ARIEL FUND
                                                                              ----------

                                             Six Months Ended                 Year Ended September 30,
                                              March 31, 1999      1998        1997        1996        1995           1994
                                              --------------      ----        ----        ----        ----           ----
Net asset value, beginning of period              $36.49         $41.49      $30.58      $30.78      $28.84         $30.46
Income from investment operations:
  Net investment income                             0.06           0.13        0.07        0.18        0.36           0.18
  Net realized and unrealized gains
     (losses) on investments                        4.19          (1.41)      12.62        4.24        3.51           0.23
                                                  ------         ------      ------      ------      ------         ------
Total from investment operations                    4.25          (1.28)      12.69        4.42        3.87           0.41

Distributions to shareholders:
  Dividends from net investment
     income                                        (0.08)         (0.14)         --       (0.44)      (0.23)         (0.30)
  Distributions from capital gains                 (3.72)         (3.58)      (1.78)      (4.18)      (1.70)         (1.73)
                                                  ------         ------      ------      ------      ------         ------
Total distributions                                (3.80)         (3.72)      (1.78)      (4.62)      (1.93)         (2.03)
                                                  ------         ------      ------      ------      ------         ------

Net asset value, end of period                    $36.94         $36.49      $41.49      $30.58      $30.78         $28.84
                                                  ------         ------      ------      ------      ------         ------
                                                  ------         ------      ------      ------      ------         ------
Total return                                       11.02%(a)      (3.83)%     43.25%      16.28%      14.38%          1.41%

Supplemental data and ratios:
  Net assets, end of period, in
     thousands                                  $197,175       $162,279    $164,065    $109,770    $120,953       $149,511
  Ratio of expenses to average
     net assets                                     1.24%(b)       1.21%       1.25%       1.31%       1.37%(c)       1.25%
  Ratio of net investment income
     to average net assets                          0.33%(b)       0.30%       0.23%       0.57%       1.18%(c)       0.56%
  Portfolio turnover rate                             24%            22%         20%         17%         16%             9%


                                                                          APPRECIATION FUND
                                                                          -----------------

                                             Six Months Ended                    Year Ended September 30,
                                              March 31, 1999      1998        1997        1996        1995           1994
                                              --------------      ----        ----        ----        ----           ----
Net asset value, beginning of period              $31.80         $33.70      $24.99      $22.76      $21.82         $21.67
Income from investment operations:
  Net investment income                             0.03           0.09        0.02        0.13        0.14           0.04
  Net realized and unrealized gains
     (losses) on investments                        7.09           1.14       10.13        4.07        2.26           0.51
                                                  ------         ------      ------      ------      ------         ------
Total from investment operations                    7.12           1.23       10.15        4.20        2.40           0.55

Distributions to shareholders:
  Dividends from net investment
     income                                        (0.04)         (0.07)      (0.07)      (0.20)      (0.06)         (0.05)
  Distributions from capital gains                 (3.46)         (3.06)      (1.37)      (1.77)      (1.40)         (0.35)
                                                  ------         ------      ------      ------      ------         ------
Total distributions                                (3.50)         (3.13)      (1.44)      (1.97)      (1.46)         (0.40)
                                                  ------         ------      ------      ------      ------         ------

Net asset value, end of period                    $35.42         $31.80      $33.70      $24.99      $22.76         $21.82
                                                  ------         ------      ------      ------      ------         ------
                                                  ------         ------      ------      ------      ------         ------
Total return                                       22.45%(a)       3.40%      42.33%      19.60%      12.11%          2.56%

Supplemental data and ratios:
  Net assets, end of period, in
     thousands                                  $340,428       $213,812    $186,478    $135,627    $143,312       $162,280
  Ratio of expenses to average
     net assets                                     1.25%(b)       1.26%       1.33%       1.36%(c)    1.36%(c)       1.35%(c)
  Ratio of net investment income
     to average net assets                          0.20%(b)       0.25%       0.07%       0.50%(c)    0.61%(c)       0.17%(c)
  Portfolio turnover rate                             10%            20%         19%         26%         18%            12%

(a) Total return is not annualized.
(b) Annualized.
(c) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Ariel Fund and 1.40%, 1.58% and 1.40%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Ariel Fund and 0.46%, 0.39% and 0.12%, for the periods ended 1996, 1995 and 1994 for the Appreciation Fund, respectively.


The accompanying notes are an integral part of the financial statements.

(UNAUDITED)


                                                                           PREMIER BOND FUND
                                                                           -----------------
                                                     INSTITUTIONAL CLASS                           INVESTOR CLASS
                                                                                                                    February 1,
                                                                                       Six Months                     1997(a)
                                                                                         Ended       Year Ended        to
                                    Six Months Ended     Year Ended September 30,       March 31,   September 30,  September 30,
                                     March 31, 1999    1998        1997       1996        1999          1998           1997
                                     --------------    ----        ----       ----        ----          ----           ----
Net asset value, beginning of period     $10.63       $10.30      $9.95      $10.00      $10.63        $10.29         $10.10
Income from investment operations:
  Net investment income                    0.29         0.61       0.52        0.43        0.27          0.57           0.37
  Net realized and unrealized gains
    (losses) on investments               (0.27)        0.40       0.37       (0.04)      (0.28)         0.41           0.19
                                         ------       ------     ------      ------      ------        ------         ------
Total from investment operations           0.02         1.01       0.89        0.39       (0.01)         0.98           0.56

Distributions to shareholders:
  Dividends from net investment
    income                                (0.29)       (0.61)     (0.52)      (0.43)      (0.27)        (0.57)         (0.37)
  Distributions from capital gains        (0.12)       (0.07)     (0.02)      (0.01)      (0.12)        (0.07)            --
                                         ------       ------     ------      ------      ------        ------         ------
Total distributions                       (0.41)       (0.68)     (0.54)      (0.44)      (0.39)        (0.64)         (0.37)
                                         ------       ------     ------      ------      ------        ------         ------

Net asset value, end of period           $10.24       $10.63     $10.30       $9.95      $10.23        $10.63         $10.29
                                         ------       ------     ------      ------      ------        ------         ------
                                         ------       ------     ------      ------      ------        ------         ------

Total return                               0.25%(b)    10.20%      9.26%       3.96%      (0.04)%(b)     9.34%          5.73%(b)

Supplemental data and ratios:
  Net assets, end of period, in
    thousands                          $157,159     $149,977   $113,998     $15,367      $3,007        $1,779           $401
  Ratio of expenses to average
    net assets                             0.45%(c)     0.45%      0.45%       0.48%       0.85%(c)      0.85%          0.85%(c)
  Ratio of net investment income
    to average net assets                  5.62%(c)     5.86%      6.05%       5.85%       5.17%(c)      5.46%          5.60%(c)
  Portfolio turnover rate                   121%          60%       218%        423%        121%           60%           218%


(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. The investor class began February 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                           Six Months Ended March 31, 1999
                              Ariel Fund   Appreciation Fund          Premier Bond Fund
                              ----------   -----------------          -----------------
                                                               Institutional      Investor
                                                               -------------      --------
Shares sold                   1,329,679        3,614,867         1,917,252        170,008
Shares issued to holders in
  reinvestment of dividends     417,814          658,050           585,804          6,836
Shares redeemed                (857,075)      (1,384,954)       (1,253,536)       (50,344)
                              ---------       ----------        ----------        -------
Net increase                    890,418        2,887,963         1,249,520        126,500
                              ---------       ----------        ----------        -------
                              ---------       ----------        ----------        -------


                                            Year Ended September 30, 1998
                              Ariel Fund   Appreciation Fund        Premier Bond Fund
                              ----------   -----------------        -----------------
                                                               Institutional      Investor
                                                               -------------      --------
Shares sold                   8,005,752        4,885,967         4,089,595        157,274
Shares issued to holders in
  reinvestment of dividends     345,863          491,344           739,559          4,110
Shares redeemed              (7,859,564)      (4,187,549)       (1,793,634)       (32,982)
                             ----------       ----------        ----------        -------
Net increase                    492,051        1,189,762         3,035,520        128,402
                             ----------       ----------        ----------        -------
                             ----------       ----------        ----------        -------

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 1999 are summarized below:

                      Ariel Fund     Appreciation Fund     Premier Bond Fund
                      ----------     -----------------     -----------------
Purchases             $56,793,123       $88,409,228           $34,213,406
Sales                  43,376,875        27,359,024            23,551,861

Purchases and sales of U.S. government securities for the Premier Bond Fund for the six months ended March 31, 1999 were $166,286,158 and $156,612,836, respectively.

At March 31, 1999 the cost of securities on a tax basis was $159,180,641, $244,758,882 and $194,336,893 for the Ariel Fund, Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                     Ariel Fund    Appreciation Fund    Premier Bond Fund
                                     ----------    -----------------    -----------------
Unrealized appreciation             $53,242,398       $114,657,193          $836,021
Unrealized (depreciation)           (13,669,203)        (9,742,598)       (1,273,224)
                                    -----------       ------------        ----------
  Net appreciation (depreciation)   $39,573,195       $104,914,595         $(437,203)
                                    -----------       ------------        ----------
                                    -----------       ------------        ----------

It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards.

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

MARCH 31, 1999 (UNAUDITED)

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.



MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.



JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.



WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant, specializing in early stage entrepreneurial companies. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.



ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.



JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.



MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.



CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.



ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

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